UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): July 17, 2019

Westlake Chemical Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-32260	76-0346924
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Post Oak Boulevard, Suite 600 Houston, Texas		77056
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 960-9111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WLK	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

1.625% Senior Notes Offering and Supplemental Indenture

On July 17, 2019, Westlake Chemical Corporation (the “Company”) completed its previously announced registered public offering (the “Offering”) of €700,000,000 aggregate principal amount of 1.625% Senior Notes due July 17, 2029 (the “Notes”) pursuant to the Company’s registration statement on Form S-3 (File No. 333-213548), as amended (the “Registration Statement”). The Notes are being issued pursuant to an indenture dated as of January 1, 2006 (the “Base Indenture”) among the Company, the potential subsidiary guarantors listed therein and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank, National Association), as trustee (the “Trustee”), as supplemented and amended by a twelfth supplemental indenture dated as of July 17, 2019 (the “Twelfth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), between the Company and the Trustee.

The Indenture contains covenants that, among other things, restrict the Company’s and certain of its subsidiaries’ ability to incur certain secured indebtedness, engage in certain sale and leaseback transactions and consolidate, merge or transfer all or substantially all of its assets. These covenants are subject to significant exceptions. The Indenture also contains customary events of default.

On July 17, 2019, the Company entered into a paying agency agreement (the “Paying Agency Agreement”) with The Bank of New York Mellon, London Branch, as paying agent, in connection with the Offering.

The foregoing descriptions of the Base Indenture, the Twelfth Supplemental Indenture and the Paying Agency Agreement are qualified in their entirety by reference to the complete text of, respectively, the Base Indenture (a copy of which is incorporated by reference as Exhibit 4.1 hereto), the Twelfth Supplemental Indenture (a copy of which is attached hereto as Exhibit 4.2) and the Paying Agency Agreement (a copy of which is attached hereto as Exhibit 4.4). In connection with the Offering, the Company is also filing certain other items listed below as exhibits to this Current Report on Form 8-K. Each of the items filed as exhibits to this Current Report on Form 8-K is hereby incorporated into the Registration Statement by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Important Information for Investors and Stockholders

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

4.1	Indenture dated as of January 1, 2006, by and among Westlake Chemical Corporation, the potential subsidiary guarantors listed therein and JPMorgan Chase Bank, National Association, as trustee (incorporated by reference to Exhibit 4.1 to Westlake’s Current Report on Form 8-K filed with the SEC on January 13, 2006, File No. 1-32260).

4.2	Twelfth Supplemental Indenture (including the form of the Notes), dated as of July 17, 2019, between Westlake Chemical Corporation and The Bank of New York Mellon Trust Company, N.A., as trustee.

4.3	Form of 1.625% Senior Note due 2029 (included in Exhibit 4.2).

4.4	Paying Agency Agreement dated as of July 17, 2019, between Westlake Chemical Corporation and The Bank of New York Mellon, London Branch, as paying agent.

5.1	Opinion of Cleary Gottlieb Steen & Hamilton LLP

23.1	Consent of Cleary Gottlieb Steen & Hamilton LLP (included in Exhibit 5.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTLAKE CHEMICAL CORPORATION

Date: July 17, 2019	By:	/S/ ALBERT CHAO
Albert Chao
President and Chief Executive Officer